Other assets (Tables)	12 Months Ended
Mar. 31, 2025
Other assets.
Schedule of Other assets

	At March 31,
	2025	2024	2023
	€M	€M	€M
Prepayments and other assets*	2,107.6	1,451.9	1,037.2
Interest receivable	4.8	6.7	10.3
	2,112.4	1,458.6	1,047.5

*Included in prepayments and other assets are amounts due after 1 year of approximately €262m (2024: €183m; 2023: €169m). Prepayments include €1,330m (2024: €920m; 2023: €514m) pertaining to EU ETS carbon credits to be utilized within 1 year.